Exhibit 10.5
PREFERRED INTEREST PURCHASE AGREEMENT
          This Purchase Agreement (this “Agreement”) is made as of this 4th day of August, 2006 among NRG Common Stock Finance I LLC, a Delaware limited liability company (“Issuer”), Credit Suisse Capital LLC (together with its successor and assigns, “Purchaser”) and Credit Suisse Securities (USA) LLC (“Agent”), solely in its capacity as agent for Purchaser and Issuer.
W I T N E S S E T H
          WHEREAS, Issuer and Purchaser wish to sell and purchase Issuer’s Series 1 Exchangeable Limited Liability Company Preferred Interests (the “Preferred Interests”) on the terms and conditions as set forth herein; and
          WHEREAS, the Preferred Interests will have the terms and provisions contained in the Certificate of Designations to be filed with the Delaware Secretary of State as of the date hereof (the “Certificate of Designations”); and
          WHEREAS, the Preferred Interests will be redeemable and exchangeable into cash and shares of common stock, par value $0.01, of NRG Energy, Inc. (the “Company”, and such common stock, the “NRG Common Stock”) in accordance with the Certificate of
Designations; and
          WHEREAS, the Preferred Interests will be offered and sold to Purchaser without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption pursuant to Section 4(2) under the Act;
          NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:
          1.   Definitions.   As used herein, the following terms have the meanings set forth below. Capitalized terms not defined herein shall have the meaning ascribed to them in the Certificate of Designations or, if the meaning of any such term is not specified in the Certificate of Designations, the meaning ascribed to such term in the Note Purchase Agreement.
          “Daily Funding Amount” means, for the Preferred Interests initially issued on the Issue Date pursuant to Section 3, for any Funding Date, the product of (i) the Daily Notional Amount for the Scheduled Trading Day in the Reference Period corresponding to such Funding Date and (ii) the Funding Percentage. Each Daily Funding Amount shall be allocated among all of the Preferred Interests proportionally for the purpose of determining the Initial Base Liquidation Preferences of each such Preferred Interest.

          “Daily Share Percentage” means 55.0000%.
          “Funding Percentage” means 10.5755%.
          “Issue Date” means the date hereof.
“Note Purchase Agreement” means the Note Purchase Agreement dated as of August 4, 2006 among Issuer, Credit Suisse International and Credit Suisse Securities (USA) LLC, as agent.
“Potential Early Redemption Event” means any event that, with the passage of time or giving of notice or both, will constitute an Early Redemption Event.
          2.   Single Agreement.   All Preferred Interests are issued and sold by Issuer and purchased by Purchaser pursuant to this Agreement in reliance on the fact that this Agreement, the Pricing Confirmation and all Preferred Interests issued hereunder form a single agreement between the parties, and the parties would not otherwise issue and sell or purchase any Preferred Interests.
          3.   Sale and Purchase.   (a) Upon the terms and subject to the conditions set forth herein, Issuer agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from Issuer, Preferred Interests having the terms set forth in the Certificate of Designations and in the Pricing Confirmation.
                    (b)     On the Issue Date, Issuer will deliver a certificate substantially in the form of Exhibit A hereto, duly completed, representing the Preferred Interests issued on the Issue Date to Purchaser (or an agent specified by Purchaser).
                    (c)     Purchaser will make payment to Issuer in immediately available funds by wire transfer to an account designated by Issuer on each day that is one Settlement Cycle following each Exchange Business Day in the Reference Period (each such date of payment, a “Funding Date”) in an amount equal to the Daily Funding Amount for such Funding Date.
                    (d)     On the last Exchange Business Day of the Reference Period, the Calculation Agent will deliver to the parties a pricing confirmation setting forth the final pricing terms of the Preferred Interests issued on the Issue Date (a “Pricing Confirmation”), duly completed and substantially in the form of Exhibit B hereto. Upon receipt of the Pricing Confirmation, the parties will each execute a copy thereof; provided that regardless of whether either party executes a copy of the Pricing Confirmation, the terms set forth in the Pricing Confirmation shall be binding on the parties absent manifest error, unless such party notifies the other party that it reasonably believes that an error has been made in the computation of such terms within three Business Days of receipt thereof, in which case the parties shall work together to determine the correct terms.

          4.   Representations and Warranties of Issuer.   Issuer represents and warrants to Purchaser, as of the Issue Date and as of each Trading Day during the Reference Period for which the Daily Notional Number of Shares is greater than zero, that:
                    (a)     it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;
                    (b)     it has the power to execute this Agreement, the Certificate of Designations, any certificate of Preferred Interests and any other Transaction Document or other documentation relating to this Agreement to which it is a party, to deliver this Agreement and each other Transaction Document and other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement (including, without limitation, the issuance of the Preferred Interests) and any other Transaction Document and has taken all necessary action to authorize such execution, delivery and performance;
                    (c)     such execution, delivery and performance including without limitation performance of the obligation set forth in Section 6(c) do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
                    (d)     all governmental and other consents that are required to have been obtained by it with respect to the execution and delivery of, the performance of its obligations under or the exercise by any Holder of Preferred Interests of any rights or remedies contained in this Agreement, the Certificate of Designations and any other Transaction Document have been obtained and are in full force and effect and all conditions of any such consents have been complied with;
                    (e)     its obligations under this Agreement and each other Transaction Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles;
                    (f)     no Early Redemption Event with respect to the Preferred Interests has occurred and is continuing and no such event or circumstance would reasonably be expected to occur as a result of its entering into or performing its obligations under this Agreement, the Preferred Interests or any other Transaction Document;

                    (g)     there is not pending or, to its knowledge, threatened against it or any of its affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any other Transaction Document to which it is a party or its ability to perform its obligations under this Agreement, the Preferred Interests or any other Transaction Document;
                    (h)     it has not, nor has anyone acting on its behalf (other than Purchaser), offered or sold the Preferred Interests to, or solicited offers to buy any Preferred Interests from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser (other than Purchaser);
                    (i)     assuming the accuracy of the representations and agreements of Purchaser in Section 5(f) hereof, it is not necessary in connection with the offer, sale and delivery of the Preferred Interests in the manner contemplated by this Agreement to register the Preferred Interests under the Securities Act;
                    (j)     it is not and, after giving effect to the sale of the Preferred Interests and the application of the proceeds thereof, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;
                    (k)     it is acting for its own account, and has made its own independent decision to enter into this Agreement and each other Transaction Document to which it is a party and as to whether this Agreement and such other Transaction Documents are appropriate or proper for it based upon its own judgment and upon advice of such advisors as it deems necessary; Issuer acknowledges and agrees that it is not relying, and has not relied, upon any communication (written or oral) of Purchaser or any Affiliate of Purchaser with respect to the legal, accounting, tax or other implications of this Agreement or any other Transaction Document and that it has conducted its own analyses of the legal, accounting, tax and other implications hereof and thereof (it being understood that information and explanations related to the terms and conditions of this Agreement or any other Transaction Document shall not be considered investment advice or a recommendation to enter into this Agreement or any such Transaction Document); it further acknowledges and confirms that it has taken independent tax advice with respect to this Agreement and each other Transaction Document;
                    (l)     it is entering into this Agreement and the other Transaction Documents to which it is a party with a full understanding of all of the terms and risks hereof and thereof (economic and otherwise) and is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks; it is also capable of assuming (financially and otherwise), and assumes, those risks;

                    (m)     it acknowledges that neither Purchaser nor any Affiliate of Purchaser is acting as a fiduciary for or an advisor to Issuer in respect of this Agreement or any other Transaction Document;
                    (n)     it has not made, and is not subject to, an election pursuant to Treasury Regulation Section 301.7701-3 to be treated as a corporation for U.S. federal income tax purposes;
                    (o)     intentionally omitted;
                    (p)     it is, at any time a Blackout is not continuing, aware of any material non-public information regarding the Company or the NRG Common Stock;
                    (q)     it is, and shall be as of the date of any payment or delivery by it hereunder or any purchase by it of NRG Common Stock, solvent and able to pay its debts as they come due, with assets having a fair value greater than liabilities and with capital sufficient to carry on the businesses in which it engages;
                    (r)     it (A) has timely filed, caused to be timely filed or will timely file or cause to be timely filed all material tax returns that are required to be filed by it as of the date hereof, if any, and (B) has paid all material taxes shown to be due and payable on said returns or on any assessment made against it or any of its property, if any, and all other material taxes, assessments, fees, liabilities or other charges imposed on it or any of its property by any governmental authority, unless in each case the same are being contested in good faith (for purposes of determining whether a tax return has been timely filed, any extensions shall be taken into account);
                    (s)     all representations and warranties of Issuer under all Transaction Documents are true and correct;
                    (t)     purchase of the Preferred Interests pursuant hereto is exempt from the registration requirements of the Act and no form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by Issuer or any of its representatives in connection with the sale of the Preferred Interests;

                    (u)     other than as set forth in the Transaction Documents, it has not created or permitted to exist any Lien upon or with respect to any of its property or assets;
                    (v)     it has all requisite power and authority to issue and sell the Preferred Interests and the Preferred Interests have been duly authorized by it and, when issued and upon delivery to Purchaser against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, and will not be subject to any preemptive or similar rights;
                    (w)     none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Preferred Interests), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System;
                    (x)     except as set forth in the Registration Statement or Prospectus (as each such term is defined in the Underwriting Agreement), each affiliate of Issuer that is subject to regulation as a “public utility” as such term is defined in the Federal Power Act (“FPA”) has an order from the Federal Energy Regulatory Commission, not subject to any pending challenge, investigation, complaint, or other proceeding (other than generic proceedings generally applicable in the industry) (i) authorizing such subsidiary to engage in wholesale sales of electricity and, to the extent permitted under its market-based rate tariff, other transactions at market-based rates and (y) granting such waivers and blanket authorizations as are customarily granted to entities with market-based rate authority, including blanket authorizations to issue securities and to assume liabilities pursuant to Section 204 of the FPA; and
                    (y)     it is an “eligible contract participant” as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.
          5.   Representations and Warranties of Purchaser.   Purchaser represents and warrants to Issuer, as of the Issue Date, that:
                    (a)     it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;
                    (b)     it has the power to execute this Agreement and any other documentation relating this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

                    (c)     such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
                    (d)     all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;
                    (e)     its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles;
                    (f)     it is an “Accredited Investor” as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act;
                    (g)     it is an “eligible contract participant” as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended; and
                    (h)     it is a “qualified purchaser” as such term is defined in Section 2(51)(A) of the Investment Company Act of 1940,
as amended.
          6.   Covenants of Issuer.   Issuer hereby covenants and agrees with Purchaser that:
                    (a)     intentionally omitted;
                    (b)     intentionally omitted;
                    (c)     it will purchase on each Scheduled Trading Day in the Reference Period the Purchased Shares for such Scheduled
Trading Day;
                    (d)     it will cause to be delivered to Purchaser immediately upon the occurrence of any Early Redemption Event or any Potential Early Redemption Event notice of such occurrence;
                    (e)     it will pay and discharge, and cause each of its subsidiaries (if any) to pay and discharge, as the same shall become due and payable, all its obligations and liabilities, including (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with generally accepted accounting principles as in effect from time to time are being maintained by Issuer or such subsidiaries (if any); (ii) all lawful claims which, if unpaid, would by law become a lien upon its property; and (iii) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such indebtedness;

                    (f)     it will preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business;
                    (g)     it will comply with the terms of all Transaction Documents to which it is a party, and with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including environmental and labor laws, rules and regulations);
                    (h)     it will maintain proper books of record and account, in which full, true and correct entries in conformity with generally accepted accounting principals as in effect from time to time consistently applied shall be made of all financial transactions and matters involving the assets and business of Issuer and its subsidiaries (if any), and permit representatives and independent contractors of Purchaser to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Issuer;
                    (i)     none of Issuer or any of its Affiliates or any person acting on behalf of Issuer or any such Affiliate will solicit any offer to buy or offer to sell the Preferred Interests by means of any form of general solicitation or general advertising;
                    (j)     it will pay all transfer, excise or similar taxes (not including income or franchise taxes) in connection with the issuance, sale, delivery or transfer by Issuer to Purchaser of any Preferred Interests, and shall indemnify and save Purchaser harmless without limitation as to time against any and all liabilities with respect to such taxes and the obligations of Issuer under this Section 6(j) shall survive the termination of the Preferred Interests and the termination of this Agreement;
                    (k)     it will take such steps as shall be necessary to ensure that Issuer does not become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended;
                    (l)     it will maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;

                    (m)     it will correct any known misunderstanding regarding its separate identity and will not identify itself as a department or division of any other Person;
                    (n)     it will at all times hold itself out to the public and all other Persons as a legal entity separate from its member and from any other Person; and
                    (o)     it shall not:
(i)	adopt or propose any change in its constitutive documents (except any change required by mandatory provisions of applicable law, or otherwise consented to in writing by Purchaser);

(ii)	merge or consolidate with any other Person or acquire a material portion of any other Person’s assets;

(iii)	dissolve, liquidate, wind up, form or acquire any subsidiaries;

(iv)	sell, lend, pledge, rehypothecate, assign or otherwise dispose of, or grant any option with respect to, any of its assets or declare, set aside or pay any dividend or other distribution with respect to any of its securities or repurchase, redeem or otherwise acquire any of its securities, in each case other than as expressly permitted pursuant to the
Transaction Documents;

(v)	directly or indirectly, incur, create or assume any indebtedness or liabilities other than Permitted Liabilities;

(vi)	directly or indirectly, purchase or invest in any property other than Permitted Investments;

(vii)	adopt any change to the Independent Manager Engagement Agreement (except any change required by mandatory provisions of applicable law, or otherwise consented to in writing by Purchaser);

(viii)	remove any Independent Manager of Issuer without duly electing a successor Independent Manager;

(ix)	guarantee, take assignment of, become liable for or hold itself out as liable for, debts of others or hold out its credit or assets as being available to satisfy the obligations of any other Person;

(x)	commingle or otherwise fail to separate its own funds and assets from that of other Persons or fail to pay its portion of any shared expenses and costs;

(xi)	conduct its business in any manner that will mislead others as to the identity of Issuer and it will act only in its own name, maintaining a separate office, stationary, telephone, keep separate books and records, cause financial statements to be prepared in a manner that indicates the separateness of Issuer and will observe all corporate formalities and will hold meetings to authorize corporate actions;

(xii)	enter into any transaction with an Affiliate of the Company except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s-length transaction other than as contemplated by the Transaction Documents;

(xiii)	engage, directly or indirectly, in any business other than as required or permitted to be performed under the Transaction Documents; or

(xiv)	be entitled to any direct or indirect credit support from the Company; and
          7.   Covenants of Purchaser.   Purchaser hereby covenants and agrees that:
                 (a)     it shall not sell or otherwise transfer any Preferred Interests except pursuant to a registration statement declared effective under, or an exemption from the registration requirements of, the Securities Act;
                 (b)     none of it, any of its Affiliates or any person acting on behalf of it or any such Affiliate shall solicit any offer to buy or offer to sell any Preferred Interests by means of any form of general solicitation or general advertising; and
                 (c)     it shall use any shares of NRG Common Stock it receives pursuant to the redemption and exchange of any Preferred Interests to close out open share borrowings created in the course of its hedging activities related to its exposure under the transactions contemplated by the Transaction Documents.
          8.        Conditions to Purchaser’s Obligations.   The obligation of Purchaser to pay any Daily Funding Amount on any Funding Date is subject to satisfaction of each of the following conditions:

                    (a)     each Transaction Document shall have been duly executed and delivered by the parties thereto, and each of the Company and NRG CSF shall have complied with all agreements and all conditions to be performed or satisfied by it under each Transaction Document to which it is a party on or prior to such Funding Date;
                    (b)     Purchaser shall have received the Preferred Interests described in Section 3 duly executed and delivered by Issuer;
                    (c)     each of the representations and warranties of Issuer contained in this Agreement and each Transaction Document to which it is a party shall be true and correct;
                    (d)     the Company shall have made a contribution in Cash to Issuer in an amount not less than $5,000 to satisfy anticipated operating costs of Issuer;
                    (e)     the Company shall have paid the Structuring Fee as provided in the Fee Agreement;
                    (f)     without limiting the generality of Section 8(a), the Company shall have made a contribution of Cash to Issuer pursuant to the Common Equity Interest Purchase Agreement equal to the product of the Common Equity Funding Percentage and the Daily Notional Amount for the Scheduled Trading Day in the Reference Period corresponding to such Funding Date, and Issuer shall have purchased on such Scheduled Trading Day the Purchased Shares for such Scheduled Trading Day;
                    (g)     Purchaser shall have received an opinion (in form and substance satisfactory to Purchaser and its counsel), dated as of the Issue Date, of Kirkland & Ellis LLP, counsel for Issuer, substantially in the form attached hereto as Exhibit C;
                    (h)     Purchaser shall have received “non-consolidation” and “true contribution” opinions, in form and substance reasonably satisfactory to Purchaser and its counsel, dated as of the Issue Date, of Kirkland & Ellis LLP, counsel for Issuer;
                    (i)     Issuer shall have furnished to Purchaser such further certificates and documents as Purchaser shall reasonably request (including an officer’s certificate of an officer of the Company) to the effect that, during the Reference Period, the Company could have purchased shares of NRG Common Stock with an aggregate purchase price equal to the aggregate amount of Cash contributed by the Company to Issuer pursuant to the Issuer Common Equity Interest Purchase Agreement in compliance with Delaware law;

                    (j)     no event that constitutes an Early Termination Event or Potential Early Termination Event under the Preferred Interests shall have occurred and be continuing;
                    (k)     Issuer shall have filed the Certificate of Designations with the Delaware Secretary of State, in the form and substance previously agreed, and such other documents as Purchaser may reasonably require, and Purchaser shall have received original copies thereof, duly executed by Issuer; and
                    (l)     no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Issue Date, prevent the issuance or sale of the Preferred Interests; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Issue Date which would prevent the issuance or sale of the Preferred Interests.
          9.   Indemnification.
          Issuer agrees to indemnify and hold harmless Purchaser, its Affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Purchaser and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of any third party claims arising out of the transaction contemplated by the Transaction Documents, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Issuer. Issuer will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense has resulted from Purchaser’s breach of a material term of such Transaction Document, willful misconduct or gross negligence. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Issuer shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Purchaser’s breach of a material term of such Transaction Document, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. Issuer also agrees that no Indemnified Party shall have any liability to Issuer or any person asserting claims on behalf of or in right of Issuer in connection with or as a result of any matter referred to in any Transaction Document except to the extent that any losses, claims, damages, liabilities or expenses incurred by Issuer result from the breach of a material term of such Transaction Document, or the Indemnified Party’s gross negligence or willful misconduct.

The provisions of this Section 9 shall survive termination or completion of any Transaction Document and any assignment and delegation of any Transaction Document and shall inure to the benefit of any successor or assignee of Purchaser.
          10.     Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Purchaser shall be given to it at:
Credit Suisse Capital LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010
With a copy to:
Credit Suisse Securities (USA) LLC
1 Madison Avenue, 3rd Floor
New York, New York 10010
For payments and deliveries:
Attn:   Ricardo Harewood
Telephone No.: (212) 538-9810
Facsimile No.: (212) 325-8175
For all other communications:
Attn:   Carlos Moscoso / Debra Tageldein
Telephone No.: 212-538-4437 / 212-538-8297 / 212-325-5119
Facsimile No.: (212) 325-8173
Notices to Issuer shall be given to it at:
CT Corporation System
1209 Orange Street
Wilmington, Delaware
With a copy to:
NRG Energy, Inc.
211 Carnegie Center
Princeton, New Jersey 08540
Attention: General Counsel
Fax: (609) 524-4589

          11.   Counterparts.   This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.
          12.   Governing Law.
                    (a)     THIS AGREEMENT AND ANY PRICING CONFIRMATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.
                    (b)     The parties hereto irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the Federal and state courts located in the Borough of Manhattan, in the City of New York in any suit or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby, or for the recognition or enforcement of any judgment. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Purchaser may otherwise have to bring any action or proceeding relating to this Agreement against Issuer or its properties in the courts of any jurisdiction.
                    (c)     Issuer irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in clause (b) of this section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding in any such court.
          13.   Calculation Agent.   All calculations and determinations hereunder shall be made by the Calculation Agent. The Calculation Agent shall make all calculations and determinations hereunder in good faith and in a commercially reasonable manner. All calculations and determinations of the Calculation Agent so made shall be binding on the parties in the absence of manifest error.
          14.   Matters Relating to Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC.
                    (a)     Agent may assign or transfer any of its rights or duties hereunder without the prior written consent of the other parties hereto to any affiliate of Credit Suisse, so long as such affiliate is a broker-dealer registered with the Securities and Exchange Commission.

                    (b)     Agent shall act as “agent” for Purchaser and Issuer in connection with the transaction contemplated by this Agreement.
                    (c)     Agent will furnish to Purchaser upon written request a statement as to the source and amount of any remuneration received or to be received by Agent in connection herewith.
                    (d)     Agent has no obligation hereunder, by guaranty, endorsement or otherwise, with respect to performance of Purchaser’s obligations hereunder or under the any Transaction Document.
                    (e)     Purchaser is an “OTC derivatives dealer” as such term is defined in the Exchange Act and is an affiliate of Agent.
                    (f)     Purchaser is not a member of the Securities Investor Protection Corporation.
          15.   Integration; Amendments and Waivers.
                    (a)     Except as provided herein, this Agreement and the Pricing Confirmation constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede any previous agreement or understanding between them relating hereto or thereto and may not be modified, altered or amended except as provided therein.
                    (b)     No amendment or waiver of any provision of this Agreement, nor consent to any departure by Issuer therefrom, shall in any event be effective unless the same shall be in writing and signed by Issuer and Purchaser.
          16.   No Waiver by Purchaser.   Purchaser’s failure, at any time or times, to require strict performance by Issuer of any provision of this Agreement or the Certificate of Designations shall not waive, affect or diminish any right of Purchaser thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Purchaser of an Early Redemption Event under the Certificate of Designations shall not suspend, waive or affect any other default or Early Redemption Event by Issuer under the Certificate of Designations whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Issuer contained in this Agreement and no Early Redemption Event under the Certificate of Designations shall be deemed to have been suspended or waived by Purchaser unless such suspension or waiver is by an instrument in writing signed by an officer of Purchaser and directed to Issuer specifying such suspension or waiver.

          17.   Waiver of Jury Trial.   The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or the Certificate of Designations.
          18.   Non-Confidentiality.   The parties hereby agree that (i) Issuer and each of its employees, representatives, or other agents may disclose to any persons the tax treatment and tax structure of the transactions contemplated by the Transaction Documents and all materials of any kind, including opinions or other tax analyses, provided by Purchaser and its affiliates to Issuer relating to such tax treatment and tax structure; provided that the foregoing does not constitute an authorization to disclose the identity of Purchaser or its affiliates, agents or advisers, or, except to the extent relating to such tax structure or tax treatment, any specific pricing terms or commercial or financial information, and (ii) Purchaser does not assert any claim of proprietary ownership in respect of any description contained herein or therein relating to the use of any entities, plans or arrangements to give rise to a particular United States federal income tax treatment for Issuer.
          19.   Severability.   Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          20.   Agreements Regarding the Pricing Confirmation.
                    (a)     This Agreement, as supplemented by the Pricing Confirmation, is a “qualified financial contract”, as such term is defined in Section 5-701(b)(2) of the General Obligations Law of New York (the “General Obligations Law”); (iii) the Pricing Confirmation constitutes a “confirmation in writing sufficient to indicate that a contract has been made between the parties” hereto, as set forth in Section 5-701(b)(3)(b) of the General Obligations Law; and (iv) this Agreement constitutes a prior “written contract” as set forth in Section 5-701(b)(1)(b) of the General Obligations Law, and each party hereto intends and agrees to be bound by this Agreement, as supplemented by the
Pricing Confirmation.
                    (b)     Issuer and Purchaser further agree and acknowledge that this Agreement, as supplemented by the Pricing Confirmation, constitutes a contract “for the sale or purchase of a security”, as set forth in Section 8-113 of the Uniform Commercial Code of New York.
          21.   Purchaser’s Market Activities.

                    (a)     At any time Purchaser remains a Holder of Preferred Interests, Purchaser and its affiliates may buy or sell shares of NRG Common Stock or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Preferred Interests held by Purchaser.
                    (b)     Purchaser and its affiliates also may be active in the market for shares of NRG Common Stock other than in connection with hedging activities in relation to the Preferred Interests held by Purchaser.
                    (c)     Purchaser shall make its own determination as to whether, when or in what manner any hedging or market activities in NRG Common Stock shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Closing Price and/or the VWAP Price.
                    (d)     Any market activities of Purchaser and its Affiliates with respect to NRG Common Stock may affect the market price and volatility of NRG Common Stock, as well as the Closing Price and/or the VWAP Price, each in a manner that may be adverse to Issuer.
          22.   Survival.   The representations and warranties of Issuer and Purchaser in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.
PURCHASER:

Credit Suisse Capital LLC

By	/s/ Thomas Decker

Name: Thomas Decker
Title: Vice President, Complex Product Support

ISSUER:

NRG Common Stock Finance I LLC

By	/s/ Clint Freeland

Name: Clint Freeland
Title: VP & Treasurer

AGENT:

Credit Suisse Securities (USA) LLC

By	/s/ Augustine Vargetto

Name: Augustine Vargetto
Title: Director, Complex Product Support

EXHIBIT A
FORM OF CERTIFICATE
SERIES 1 EXCHANGEABLE LIMITED LIABILITY COMPANY
PREFERRED INTERESTS
Certificate No. 1
CUSIP NO.: [          ]
Series 1 Exchangeable Limited Liability Company Preferred Interests
OF
NRG COMMON STOCK FINANCE I LLC
FACE OF SECURITY
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CREDIT SUISSE CAPITAL LLC, TO NRG COMMON STOCK FINANCE I LLC (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CREDIT SUISSE CAPITAL LLC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CREDIT SUISSE CAPITAL LLC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CREDIT SUISSE CAPITAL LLC HAS AN INTEREST HEREIN.
IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW. COPIES OF SUCH CERTIFICATE OF DESIGNATIONS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

NRG COMMON STOCK FINANCE I LLC, a Delaware limited liability company (the “Company”), hereby certifies that Credit Suisse Capital LLC (the “Holder”) is the registered owner of all the fully paid and non-assessable preferred interests designated the “Series 1 Exchangeable Limited Liability Company Preferred Interests” issued pursuant to the Purchase Agreement, dated August 4, 2006 among the Company, the Holder (the “Preferred Interests”) and Credit Suisse Securities (USA) LLC, as agent. The Preferred Interests are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Interests represented hereby are issued pursuant to and shall in all respects be subject to the provisions of the Certificate of Designations of the Company dated August 4, 2006, as the same may be amended from time to time in accordance with its terms (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the respective meanings given them in the Certificate of Designations. The Company will provide a copy of the Certificate of Designations to the Holder without charge upon written request to the Company at its principal place of business.
Reference is hereby made to select provisions of the Preferred Interests set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.
Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

IN WITNESS WHEREOF, NRG Common Stock Finance I LLC has executed this certificate as of the date set forth below.

NRG COMMON STOCK FINANCE I LLC

By:

Name:
Title:

Dated: [ ], 2006

REVERSE OF SECURITY
NRG COMMON STOCK FINANCE I LLC
Series 1 Exchangeable Limited Liability Company Preferred Interests
The Series 1 Exchangeable Limited Liability Company Preferred Interests shall be redeemable and exchangeable into cash and/or the common stock of NRG Energy, Inc. in the manner and according to the terms set forth in the Certificate of Designations. Upon the occurrence of an Early Redemption Event or an Extraordinary Event, the Holder will have the right to require the Company to redeem all or any such interests in the manner and according to the terms set forth in the Certificate of Designations.
As required under Delaware law, the Company shall furnish to the Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined.

ASSIGNMENT
          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the Series 1 Exchangeable Limited Liability Company Preferred Interests represented by the within Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and hereby irrevocably appoints:

Attorney to transfer the Series 1 Exchangeable Limited Liability Company Preferred Interests evidenced hereby on the books of the within-named Company with full power of substitution in the premises. The attorney may substitute another to act for him or her.
Date:
Signature:
(Sign exactly as your name appears on the other side of this Series 1 Exchangeable Limited Liability Company Preferred Interest certificate)
Signature Guarantee:                                                             1

          1 Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B
FORM OF PRICING CONFIRMATION
in respect of the
PURCHASE AGREEMENT
among
NRG COMMON STOCK FINANCE I LLC,
CREDIT SUISSE CAPITAL LLC
and
CREDIT SUISSE SECURITIES (USA) LLC
(Ref: [_____])
This Pricing Confirmation (this “Pricing Confirmation”) supplements, forms part of and is subject to, the Purchase Agreement dated as of August 4, 2006 (the “Agreement”) among NRG Common Stock Finance I LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
The final pricing terms of the Transaction are as follows:

Reference Price:	USD[___]
Threshold Price:	USD[___]
Aggregate Number of Underlying Shares:	[___]
Initial Valuation Date:	[___]

Funding	Daily
Date	Funding Amount

$
$
$
$
$
$
$
$
$
$
$
$

B-1

Confirmed as of the date first written above:
Acknowledged and Confirmed:
PURCHASER:

CREDIT SUISSE CAPITAL LLC

By:

Name:
Title:
ISSUER:

NRG COMMON STOCK FINANCE I LLC

By:

Name:
Title:
AGENT:

Credit Suisse Securities (USA) LLC

By:

Name:
Title:

B-2

EXHIBIT C
Form of Opinion of Kirkland & Ellis LLP
C-1